Exhibit 99.1

Alphabet Announces Third Quarter 2017 Results
MOUNTAIN VIEW, Calif. – October 26, 2017 – Alphabet Inc. (NASDAQ: GOOG, GOOGL) today announced financial results for the quarter ended September 30, 2017.
"We had a terrific quarter, with revenues up 24% year on year, reflecting strength across Google and Other Bets," said Ruth Porat, CFO of Alphabet. "Our momentum is a result of investments over many years in fantastic people, products and partnerships."
Q3 2017 financial highlights
The following summarizes our consolidated financial results for the quarters ended September 30, 2016 and 2017 (in millions, except for per share information, effective tax rate, and headcount; unaudited):

	Three Months Ended September 30, 2016	Three Months Ended September 30, 2017
Revenues	$22,451	$27,772
Increase in revenues year over year	20%	24%
Increase in constant currency revenues year over year	23%	24%

Operating income	$5,767	$7,782
Operating margin	26%	28%

Net income	$5,061	$6,732
Diluted EPS	$7.25	$9.57
Diluted shares (in thousands)	698,440	703,716

Effective tax rate (ETR)	16%	16%
Headcount	69,953	78,101
Q3 2017 supplemental information
Segment revenues and operating results (in millions; unaudited):

	Three Months Ended September 30, 2016	Three Months Ended September 30, 2017
Google properties revenues	$16,089	$19,723
Google Network Members' properties revenues	3,732	4,342
Google advertising revenues	19,821	24,065
Google other revenues	2,433	3,405
Google segment revenues	$22,254	$27,470
Other Bets revenues	$197	$302

Google operating income	$6,774	$8,744
Other Bets operating loss	($861)	($812)

Traffic acquisition costs (TAC) to Google Network Members and distribution partners (in millions; unaudited):

	Three Months Ended September 30, 2016	Three Months Ended September 30, 2017
TAC to Google Network Members	$2,623	$3,101
TAC to Google Network Members as % of Google Network Members' properties revenues	70%	71%
TAC to distribution partners	$1,559	$2,401
TAC to distribution partners as % of Google properties revenues	10%	12%
Total TAC	$4,182	$5,502
Total TAC as % of Google advertising revenues	21%	23%
Paid clicks and cost-per-click information (unaudited):

	Change from Q3 2016 to Q3 2017 (YoY)	Change from Q2 2017 to Q3 2017 (QoQ)
Aggregate paid clicks	47%	6%
Paid clicks on Google properties	55%	7%
Paid clicks on Google Network Members' properties	10%	2%

Aggregate cost-per-click	(18)%	1%
Cost-per-click on Google properties	(21)%	1%
Cost-per-click on Google Network Members' properties	(5)%	0%
Webcast and conference call information
A live audio webcast of our third quarter 2017 earnings release call will be available at http://abc.xyz/investor. The call begins today at 1:30 PM (PT) / 4:30 PM (ET). This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, is also available on that site.
We also announce investor information, including news and commentary about our business and financial performance, SEC filings, notices of investor events and our press and earnings releases, on our investor relations website (http://abc.xyz/investor).
Forward-looking statements
This press release may contain forward-looking statements that involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2016 and our most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, which are on file with the SEC and are available on our investor relations website at http://abc.xyz/investor and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017. All information provided in this release and in the attachments is as of October 26, 2017, and we undertake no duty to update this information unless required by law.
About non-GAAP financial measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: free cash flow; constant currency revenues; and constant currency revenue growth. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results, such as our revenues excluding the impact of foreign currency movements. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the health of our business.
For more information on these non-GAAP financial measures, please see the tables captioned "Reconciliation from net cash provided by operating activities to free cash flow" and "Reconciliation from GAAP revenues to non-GAAP constant currency revenues" included at the end of this release.
Contact
Investor relations                    Media
investor-relations@abc.xyz                press@abc.xyz

Alphabet Inc.
CONSOLIDATED BALANCE SHEETS
(In millions, except share amounts which are reflected in thousands and par value per share amounts)

	December 31, 2016	September 30, 2017
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$12,918	$10,581
Marketable securities	73,415	89,562
Total cash, cash equivalents, and marketable securities	86,333	100,143
Accounts receivable, net of allowance of $467 and $625	14,137	15,295
Income taxes receivable, net	95	282
Inventory	268	765
Other current assets	4,575	2,860
Total current assets	105,408	119,345
Non-marketable investments	5,878	7,269
Deferred income taxes	383	505
Property and equipment, net	34,234	40,120
Intangible assets, net	3,307	2,883
Goodwill	16,468	16,731
Other non-current assets	1,819	2,683
Total assets	$167,497	$189,536
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,041	$2,674
Accrued compensation and benefits	3,976	4,022
Accrued expenses and other current liabilities	6,144	9,307
Accrued revenue share	2,942	3,200
Deferred revenue	1,099	1,269
Income taxes payable, net	554	221
Total current liabilities	16,756	20,693
Long-term debt	3,935	3,964
Deferred revenue, non-current	202	346
Income taxes payable, non-current	4,677	4,358
Deferred income taxes	226	151
Other long-term liabilities	2,665	2,924
Total liabilities	28,461	32,436
Commitments and contingencies
Stockholders’ equity:
Convertible preferred stock, $0.001 par value per share, 100,000 shares authorized; no shares issued and outstanding	0	0
Class A and Class B common stock, and Class C capital stock and additional paid-in capital, $0.001 par value per share: 15,000,000 shares authorized (Class A 9,000,000, Class B 3,000,000, Class C 3,000,000); 691,293 (Class A 296,992, Class B 47,437, Class C 346,864) and 694,790 (Class A 298,263, Class B 47,054, Class C 349,473) shares issued and outstanding	36,307	39,609
Accumulated other comprehensive loss	(2,402)	(746)
Retained earnings	105,131	118,237
Total stockholders’ equity	139,036	157,100
Total liabilities and stockholders’ equity	$167,497	$189,536

Alphabet Inc.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts; unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2017	2016	2017
Revenues	$22,451	$27,772	$64,208	$78,532
Costs and expenses:
Cost of revenues	8,699	11,148	24,477	31,316
Research and development	3,596	4,205	10,326	12,319
Sales and marketing	2,565	3,042	7,367	8,583
General and administrative	1,824	1,595	4,961	5,096
European Commission fine	0	0	0	2,736
Total costs and expenses	16,684	19,990	47,131	60,050
Income from operations	5,767	7,782	17,077	18,482
Other income (expense), net	278	197	216	693
Income before income taxes	6,045	7,979	17,293	19,175
Provision for income taxes	984	1,247	3,148	3,493
Net income	$5,061	$6,732	$14,145	$15,682

Basic net income per share of Class A and B common stock and Class C capital stock	$7.36	$9.71	$20.59	$22.65
Diluted net income per share of Class A and B common stock and Class C capital stock	$7.25	$9.57	$20.26	$22.30

Alphabet Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions; unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2017	2016	2017
Operating activities
Net income	$5,061	$6,732	$14,145	$15,682
Adjustments:
Depreciation and impairment of property and equipment	1,377	1,561	3,803	4,272
Amortization and impairment of intangible assets	219	200	654	617
Stock-based compensation expense	1,860	1,820	4,857	5,832
Deferred income taxes	(245)	(296)	119	242
(Gain) loss on marketable and non-marketable investments, net	(90)	76	204	160
Other	26	65	117	99
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	(282)	(1,150)	(299)	(719)
Income taxes, net	473	914	2,153	(865)
Other assets	(47)	(1,632)	114	(2,086)
Accounts payable	459	(61)	238	58
Accrued expenses and other liabilities	809	1,434	338	3,121
Accrued revenue share	186	176	138	182
Deferred revenue	39	33	42	228
Net cash provided by operating activities	9,845	9,872	26,623	26,823
Investing activities
Purchases of property and equipment	(2,554)	(3,538)	(7,134)	(8,877)
Proceeds from disposals of property and equipment	197	27	226	81
Purchases of marketable securities	(25,371)	(39,033)	(70,959)	(78,709)
Maturities and sales of marketable securities	16,590	28,350	54,379	62,588
Purchases of non-marketable investments	(181)	(177)	(862)	(871)
Maturities and sales of non-marketable investments	91	97	189	215
Cash collateral related to securities lending	(2,065)	0	(2,428)	0
Investments in reverse repurchase agreements	500	0	450	0
Acquisitions, net of cash acquired, and purchases of intangible assets	(252)	(130)	(324)	(273)
Proceeds from collection of notes receivable	0	0	0	1,419
Net cash used in investing activities	(13,045)	(14,404)	(26,463)	(24,427)
Financing activities
Net payments related to stock-based award activities	(815)	(1,018)	(2,425)	(3,111)
Repurchases of capital stock	0	0	(3,693)	(2,745)
Proceeds from issuance of debt, net of costs	2,976	2,698	8,729	2,698
Repayments of debt	(3,250)	(2,706)	(10,051)	(2,762)
Proceeds from sale of subsidiary shares	0	320	0	800
Net cash used in financing activities	(1,089)	(706)	(7,440)	(5,120)
Effect of exchange rate changes on cash and cash equivalents	68	108	137	387
Net decrease in cash and cash equivalents	(4,221)	(5,130)	(7,143)	(2,337)
Cash and cash equivalents at beginning of period	13,627	15,711	16,549	12,918
Cash and cash equivalents at end of period	$9,406	$10,581	$9,406	$10,581

Reconciliation from net cash provided by operating activities to free cash flow (in millions, unaudited):
We provide free cash flow because it is a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in our business and acquisitions, and to strengthen our balance sheet.

Three Months Ended September 30, 2017
Net cash provided by operating activities	$9,872
Less: purchases of property and equipment	(3,538)
Free cash flow	$6,334
Free cash flow: We define free cash flow as net cash provided by operating activities less capital expenditures. There is a limitation to using free cash flow to evaluate Alphabet rather than the GAAP measure of net cash provided by operating activities because free cash flow adjusts for the cash used for capital expenditures during the period and as such, it does not represent the total increase or decrease in the cash balance from operations for the period. We compensate for this limitation by providing information about our capital expenditures on the face of the statement of cash flows and under the caption “Management's Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. We have computed free cash flow using the same consistent method from quarter to quarter and year to year.

Reconciliation from GAAP revenues to non-GAAP constant currency revenues (in millions, unaudited):
We provide non-GAAP constant currency revenues and growth because they facilitate the comparison of current results to historic performance by excluding the impact of foreign currency movements, which are not indicative of our core operating results.

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2017
	YoY (using Q3'16's FX rates)	QoQ (using Q2'17's FX rates)
EMEA revenues (GAAP)	$9,097	$9,097
Exclude foreign exchange impact on Q3'17 revenues using Q3'16 rates	(283)	N/A
Exclude foreign exchange impact on Q3'17 revenues using Q2'17 rates	N/A	(413)
Exclude hedging impact recognized in Q3'17	161	161
EMEA constant currency revenues (non-GAAP)	$8,975	$8,845
Prior period EMEA revenues, excluding hedging impact (non-GAAP)	$7,288	$8,557
EMEA revenue growth (GAAP)	23%	6%
EMEA constant currency revenue growth (non-GAAP)	23%	3%

APAC revenues (GAAP)	$4,199	$4,199
Exclude foreign exchange impact on Q3'17 revenues using Q3'16 rates	54	N/A
Exclude foreign exchange impact on Q3'17 revenues using Q2'17 rates	N/A	(44)
Exclude hedging impact recognized in Q3'17	18	18
APAC constant currency revenues (non-GAAP)	$4,271	$4,173
Prior period APAC revenues, excluding hedging impact (non-GAAP)	$3,248	$3,719
APAC revenue growth (GAAP)	29%	13%
APAC constant currency revenue growth (non-GAAP)	31%	12%

Other Americas revenues (GAAP)	$1,546	$1,546
Exclude foreign exchange impact on Q3'17 revenues using Q3'16 rates	(26)	N/A
Exclude foreign exchange impact on Q3'17 revenues using Q2'17 rates	N/A	(30)
Exclude hedging impact recognized in Q3'17	12	12
Other Americas constant currency revenues (non-GAAP)	$1,532	$1,528
Prior period Other Americas revenues, excluding hedging impact (non-GAAP)	$1,161	$1,409
Other Americas revenue growth (GAAP)	33%	9%
Other Americas constant currency revenue growth (non-GAAP)	32%	8%

United States revenues (GAAP)	$12,930	$12,930
United States revenue growth (GAAP)	21%	5%

Revenues (GAAP)	$27,772	$27,772
Constant currency revenues (non-GAAP)	$27,708	$27,476
Prior period revenues, excluding hedging impact (non-GAAP)	$22,346	$26,007
Revenue growth (GAAP)	24%	7%
Constant currency revenue growth (non-GAAP)	24%	6%
Non-GAAP constant currency revenues and growth: We define non-GAAP constant currency revenues as total revenues excluding the impact of foreign exchange rate movements and hedging activities, and we use it to determine the constant currency revenue growth on year-on-year and quarter-on-quarter bases. Non-GAAP constant currency revenues are calculated by translating current quarter revenues using prior period exchange rates and excluding any hedging impact recognized in the current quarter. Constant currency revenue growth (expressed as a percentage) is calculated by determining the increase in current quarter non-GAAP constant currency revenues over prior period revenues, excluding any hedging impact recognized in the prior period.

Other income (expense), net
The following table presents our other income (expense), net, (in millions, unaudited):

	Three Months Ended
	September 30,
	2016	2017
Interest income	$318	$306
Interest expense	(29)	(27)
Foreign currency exchange losses, net	(123)	(53)
Gain (loss) on marketable securities, net	50	(44)
Gain (loss) on non-marketable investments, net	40	(32)
Other	22	47
Other income (expense), net	$278	$197

Segment results
The following table presents our revenues, operating income (loss), stock-based compensation, capital expenditures, and depreciation, amortization, and impairment by segment (in millions, unaudited):

	Three Months Ended
	September 30,
	2016	2017
Revenues:
Google	$22,254	$27,470
Other Bets	197	302
Total revenues	$22,451	$27,772

Operating income (loss):
Google	$6,774	$8,744
Other Bets	(861)	(812)
Reconciling items(1)	(146)	(150)
Total income from operations	$5,767	$7,782

Stock-based compensation(2):
Google	$1,629	$1,654
Other Bets	199	130
Reconciling items(1)	32	36
Total stock-based compensation	$1,860	$1,820

Capital expenditures:
Google	$2,434	$3,559
Other Bets	324	77
Reconciling items(3)	(204)	(98)
Total capital expenditures	$2,554	$3,538

Depreciation, amortization, and impairment:
Google	$1,488	$1,667
Other Bets	104	94
Reconciling items(1)	4	0
Total depreciation, amortization, and impairment	$1,596	$1,761

(1)	Reconciling items are primarily related to corporate administrative costs and other miscellaneous items that are not allocated to individual segments.

(2)	For purposes of segment reporting, SBC represents awards that we expect to settle in Alphabet stock.

(3)
Reconciling items are related to timing differences of payments as segment capital expenditures are on accrual basis while total capital expenditures shown on the Consolidated Statements of Cash Flows are on cash basis and other miscellaneous differences.